Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT (as the same may be amended from time to time in accordance herewith, this “Amendment”) is made and effective on and as of this 16th day of March, 2018 (the “Execution Date”), by and between CNX Gas Company LLC, a Virginia limited liability company (“Shipper”), and Gatherer (as defined in the Original Agreement). Shipper and Gatherer are sometimes together referred to in this Amendment as the “Parties” and individually as a “Party.”
RECITALS:
A.Shipper and Gatherer entered into that certain Second Amended and Restated Gathering Agreement dated January 3, 2018 (the “Original Execution Date”, and such agreement, as amended, the “Original Agreement”).
B.CNX Midstream Partners LP, a Delaware limited partnership, CNX Midstream DevCo I LP, a Delaware limited partnership (“DevCo I LP”), CNX Midstream DevCo III LP, a Delaware limited partnership (“DevCo III LP”), and CNX Gathering LLC, a Delaware limited liability company, have entered into that certain Purchase and Sale Agreement, dated as of February 7, 2018, pursuant to which DevCo I will acquire certain assets currently held by DevCo III in the Shirley Penns Area (the “Purchase”).
C.In connection with the consummation of the Purchase, the Parties now desire to amend the Original Agreement in accordance with the terms and conditions of this Amendment.
AGREEMENTS:
NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions in this Amendment contained, Gatherer and Shipper hereby agree as follows:

1.	New Definitions. The following definitions shall be inserted into Section 1.1 of the Original Agreement in the appropriate place, accounting for alphabetical order:
“Adjusted Quarterly Shirley Penns Gas Volume Deliveries” means, for any Quarter, the sum of the following for such Quarter:
(i)    the Dedicated Gas received at Receipt Points on the Shirley Penns System during such Quarter; and
(ii)    any Dedicated Gas made available for Tender at a Receipt Point on the Shirley Penns System that was not accepted by Gatherer, unless Gatherer was expressly excused from providing Gas Services for such Dedicated Gas pursuant to the terms and conditions of this Agreement.
“Base Shirley Penns Fee” has the meaning given to it in Exhibit B-13(b).

US-DOCS\99618598.2

“Pennsboro Sub Area” means the area identified on the Shirley Penns Map as the “Pennsboro Sub Area.”
“Quarterly Shirley Penns Gas Volume Commitment” means, with respect to any Quarter during the Shirley Penns MVC Period, the product of the number of Days in such Quarter multiplied by the applicable daily volume commitment set forth on Exhibit B-13(c); provided that, in the event that any Force Majeure occurs during any Quarter, the Quarterly Shirley Penns Gas Volume Commitment with respect to such Quarter shall be reduced by an amount equal to the volumes of Dedicated Gas made available for Tender at a Receipt Point on the Shirley Penns System that were not accepted by Gatherer as a result of such event of Force Majeure.
“Shirley Penns Credit” means, for any Month, the quotient obtained by dividing (i) the lesser of (A) the amount of the Shirley Penns Gas Deficiency Payment Bank as of end of the previous Quarter and (B) the product of (I) the Shirley Penns Gas Surplus for the previous Quarter and (II) the Gas Gathering Fee applicable during such Month for Gas Services provided for Dedicated Gas on the Shirley Penns System, by (ii) three.
“Shirley Penns Cumulative Gas Deficiency” has the meaning given to it in Section 3.2(h)(i).
“Shirley Penns Gas Deficiency Payment” has the meaning given to it in Section 3.2(h)(i).
“Shirley Penns Gas Deficiency Payment Bank” means, as of the end of any Quarter, the sum of the Shirley Penns Gas Deficiency Payments for each Quarter since January 1, 2018, less the amount of Shirley Penns Credits applied pursuant to Section 3.2(h) towards Gas Gathering Fees otherwise payable Producer.
“Shirley Penns Gas Surplus” has the meaning given to it in Section 3.2(h)(ii).
“Shirley Penns Map” means the map set forth on Exhibit B-13(a), attached to, and made a part of, this Agreement.
“Shirley Penns MVC Period” means the period beginning on (and including) January 1, 2018 and ending on (and including) December 31, 2031.
“Shirley Penns Pressure Service” means, with respect to each Receipt Point on the Shirley Penns System and as of any Day, provision of sufficient compression by Gatherer to receive Dedicated Production delivered at such Receipt Point such that Gatherer maintains an Average Pressure at such Receipt Point during each Day of not greater than the applicable Shirley Penns Required Pressure for such Receipt Point as of such Day.
“Shirley Penns Quarterly Gas Deficiency” has the meaning given to it in Section 3.2(h)(i).
“Shirley Penns Required Pressure” means, (i) with respect to each Receipt Point on the Shirley Penns System that is located in the Shirley Sub Area, the sum of the required pressure as specified on Exhibit P based on Shipper’s volumetric throughput on such portion of the Shirley Penns System plus 175 Psig and (ii) with respect to each Receipt Point on the Shirley Penns System that is located in the Pennsboro Sub Area, the sum of the required pressure as specified on Exhibit P based on Shipper’s volumetric throughput on such portion of the Shirley Penns System plus 260 Psig.
“Shirley Sub Area” means the area identified on the Shirley Penns Map as the “Shirley Sub Area.”

2.	Revised Definitions.

(a)	The definition of “Compression Services” in Section 1.1 of the Original Agreement shall be replaced in its entirety with the following:
“Compression Services” means compression services provided on an applicable Individual System in order to: (a) with respect to Execution Date Compression Receipt Points, provide Existing Pressure Service, unless Gatherer is excused from providing Existing Pressure Service for such Execution Date Compression Receipt Points under Section 6.4(b); (b) with respect to those Receipt Points at which Gatherer is to provide Tier 1 Pressure Service as set forth in Sections 6.4(e), 6.4(f) and 6.4(g), provide such Tier 1 Pressure Service; (c) with respect to those Receipt Points at which Gatherer is to provide Tier 2 Pressure Service as set forth in Sections 6.4(e), 6.4(f) and 6.4(g) provide such Tier 2 Pressure Service, and (d) with respect to Receipt Points on the Shirley Penns System, provide Shirley Penns Pressure Service, in each case in accordance with the terms of this Agreement. For the avoidance of doubt, the services described in subsections (a), (b), (c) and (d) of this definition are the only Compression Services that Gatherer is obligated to provide under this Agreement.

(b)	The definition of “Condensate Services” in Section 1.1 of the Original Agreement shall be replaced in its entirety with the following:
“Condensate Services” means, (a) with respect to the Majorsville System: (i) the receipt of Dedicated Liquid Condensate at the Majorsville System’s Receipt Point; (ii) the collection, injection, gathering and stabilization of such Liquid Condensate; (iii) the handling, storage, loading, and re-delivery at the applicable Majorsville System Delivery Point of such Liquid Condensate for Shipper’s account; and (iv) the other services to be performed by Gatherer in respect of such Liquid Condensate as set forth in this Agreement, all in accordance with the terms of this Agreement; (b) with respect to the ACAA System: (i) the receipt of Dedicated Liquid Condensate at the Receipt Points on the ACAA System; and (ii) the gathering and redelivery of such Liquid Condensate at the applicable ACAA System Delivery Point all in accordance with the terms of this Agreement; and (c) with respect to the Shirley Penns System (i) the receipt of Dedicated Liquid Condensate at the Receipt Points on the Shirley Penns System; (ii) the collection, injection, gathering and stabilization of such Liquid Condensate; (iii) the handling, storage, loading, and re-delivery at the applicable Shirley Penns System Delivery Point of such Liquid Condensate for Shipper’s account; and (iv) the other services to be performed by Gatherer in respect of such Liquid Condensate as set forth in this Agreement, all in accordance with the terms of this Agreement. For the avoidance of doubt, Gatherer has no obligation to provide Liquid Condensate Services at any Individual Systems other than the Majorsville System, the ACAA System and the Shirley Penns System.

(c)	The definition of “Dedicated Liquid Condensate” in Section 1.1 of the Original Agreement shall be replaced in its entirety with the following:
“Dedicated Liquid Condensate” means (a) Liquid Condensate produced from the Dedicated Properties and located in the ACAA Area, the Majorsville Area and/or the Shirley Penns Area and (b) Third Party Liquid Condensate under the Control of Shipper and/or its Affiliate(s) produced from Wells and Planned Wells operated by Shipper or any of its Affiliates in the ACAA Area, the Majorsville Area and/or the Shirley Penns Area.
(d)    The definition of “Liquid Condensate” in Section 1.1 of the Original Agreement shall be replaced in its entirety with the following:
“Liquid Condensate” means liquid hydrocarbons separated (mechanically or otherwise) from Gas at or near a well pad upstream of a receipt point on the ACAA System, the Majorsville System or the Shirley Penns System, as applicable, and injected into such Individual System by Shipper (or another shipper) at a receipt point on such Individual System.
(e)    The definition of “Tender” in Section 1.1 of the Original Agreement shall be replaced in its entirety with the following:
“Tender” means (a) with respect to Gas, the act of Shipper’s making Gas available or causing Gas to be made available to an Individual System at a Receipt Point on such Individual System and (b) with respect to Liquid Condensate, the act of Shipper’s injection or causing the Liquid Condensate to be injected into an Individual System at a Receipt Point on such Individual System; provided Liquid Condensate will only be Tendered at Receipt Points on those Individual Systems where Gatherer is providing Condensate Services (i.e., the ACAA System, the Majorsville System and the Shirley Penns System). “Tendered” shall have the correlative meaning.

3.	Dedication of Shirley Penns Liquid Condensate.

(a)	Sections 2.1(a) and 2.1(b) of the Original Agreement shall be replaced in their entireties with the following:
(a)    exclusively dedicates to this Agreement the Dedicated Properties and commits to deliver to Gatherer under this Agreement, as and when produced, all of the (i) Gas owned by Shipper and/or its Affiliates produced during the Term from the Dedicated Properties, (ii) Liquid Condensate owned by Shipper and/or its Affiliates produced during the Term from the Dedicated Properties that are located in the ACAA Area, the Majorsville Area and/or the Shirley Penns Area (and not any other Dedicated Properties) and (iii) Gas owned by Shipper and/or its Affiliates produced during the Term from the Legacy Wells;
(b)    commits to deliver to Gatherer under this Agreement, as and when produced (i) all of the Third Party Gas under the Control of Shipper and/or its Affiliates produced during the Term from Wells (whether now existing or hereafter drilled) now or hereafter operated by Shipper or any of its Affiliates, (ii) all of the Third Party Liquid Condensate under the Control of Shipper and/or its Affiliates produced during the Term from Wells

(whether now existing or hereafter drilled) now or hereafter operated by Shipper or any of its Affiliates located in the ACAA Area, the Majorsville Area and/or the Shirley Penns Area (and not any other Dedicated Properties) and (iii) all of the Third Party Gas under the Control of Shipper produced during the Term from the Legacy Wells; and

(b)	The last sentence of Section 3.7 of the Original Agreement shall be replaced in its entirety with the following:
In addition, Gatherer shall use commercially reasonable efforts to include the requirements of the first three (3) sentences of this Section 3.7 in its agreements with other shippers with respect to Liquid Condensate to be gathered on the ACAA System, the Majorsville System and the Shirley Penns System (provided that Gatherer shall not be required to make any payments to any third party in the pursuit of the satisfaction of such obligation), shall use commercially reasonable efforts to enforce such requirements in all such agreement(s), and shall maintain records regarding all such Third Party Liquid Condensate measurements and allocations for a period of at least 24 Months.

(c)	The last sentence of Section 4.3 of the Original Agreement shall be replaced in its entirety with the following:
Shipper shall have the right to Tender to Gatherer for Gathering Services under this Agreement, at then-existing Receipt Points, Gas and/or Liquid Condensate other than Dedicated Production; provided that, (a) any such Gas and/or Liquid Condensate shall not be entitled to Priority One Service or Priority Two Service but rather shall be provided Gathering Services on an Interruptible Basis only (though all such Gas and Liquid Condensate, once received into a Receipt Point, shall be treated as Dedicated Production for all other purposes of this Agreement other than curtailment), and (b) any such Liquid Condensate can only be Tendered to Receipt Points on the ACAA System, the Majorsville System and the Shirley Penns System.

(d)	The last sentence of Section 5.1(b) of the Original Agreement shall be replaced in its entirety with the following:
For the avoidance of doubt, the ACAA System, the Majorsville System and the Shirley Penns System are the only Individual Systems which shall gather Dedicated Liquid Condensate.

(e)	The last sentence of Section 1.4(i) of Exhibit A to the Original Agreement shall be replaced in its entirety with the following:
Shipper shall instead deliver Liquid Condensate, on those Individual Systems providing Condensate Services (i.e., the ACAA System, the Majorsville System and the Shirley Penns System), through the Measurement Devices for Liquid Condensate, in accordance with the provisions of Section 3.7 of the Agreement.

(f)	Sections 1.8(c) and 1.8(d) of Exhibit A to the Original Agreement shall be replaced in their entireties with the following:
(c)    Liquid Condensate (including Dedicated Liquid Condensate) and Drip Condensate on those Individual Systems providing Condensate Services (i.e., the ACAA System, the Majorsville System and the Shirley Penns System) shall be allocated as follows: The volumes of Liquid Condensate (including Dedicated Liquid Condensate) and Drip Condensate delivered at the Delivery Points for the Individual System, as determined by the applicable Downstream Pipeline or trucking company receiving such Liquid Condensate (including Dedicated Liquid Condensate) and/or Drip Condensate at such Delivery Point, shall be allocated to each receipt point (including Receipt Points) on the Individual System based on the volumes of Liquid Condensate (including Dedicated Liquid Condensate) and Drip Condensate received at each receipt point as a percentage of all volumes of Liquid Condensate (including Dedicated Liquid Condensate) and Drip Condensate received at all receipt points on such Individual System, subject to any adjustments made by Gatherer in good faith to more accurately allocate such Liquid Condensate (including Dedicated Liquid Condensate) and Drip Condensate.
(d)    Drip Condensate on all Individual Systems other than the ACAA System, the Majorsville System and the Shirley Penns System, shall be allocated as follows: The volumes of Drip Condensate delivered at the Delivery Points for an Individual System, as determined by the applicable Downstream Pipeline (if any) or trucking company receiving such Drip Condensate at such Delivery Point, shall be allocated to each receipt point (including Receipt Points) on the Individual System based on the hexanes plus liquid hydrocarbon content and volume of the Gas received at such receipt point as a percentage of the hexanes plus liquid hydrocarbon content and volume of all Gas received at all receipt points on such Individual System, subject to any adjustments made in good faith to more accurately allocation all such Drip Condensate.

4.	Limitation on Dedication of Shirley Penns Liquid Condensate. Section 2.4(f) of the Original Agreement shall be replaced in its entirety with the following:
(f)    to retain and not deliver to the applicable Individual System (i) all Dedicated Liquid Condensate that is in excess of the amount of Liquid Condensate with Priority One Service that is capable of being gathered, and, as applicable, collected, stored and/or stabilized in the facilities comprising the applicable Individual System (i.e., the ACAA System, the Majorsville System or the Shirley Penns System); (ii) all Dedicated Liquid Condensate that is caught prior to delivery at the Receipt Points on the ACAA System, the Majorsville System or the Shirley Penns System during flowback operations with respect to any Well or otherwise related to mechanical failures of liquid separation on the Well Pad (provided that Shipper shall use commercially reasonable efforts to mitigate any such mechanical failures that occur); and (iii) all Dedicated Liquid Condensate that is extracted at the Well Pad prior to delivery at the Receipt Points in the ACAA System, the Majorsville

System or the Shirley Penns System as a result of the inability of the applicable Individual System to provide Condensate Services for such Dedicated Liquid Condensate (including inability of the Shirley Penns System due to a lack of sufficient capacity at the Shirley Station);

5.	Shirley Penns Minimum Volume Commitment. The following text shall be inserted immediately after Section 3.2(g) in the Original Agreement as Section 3.2(h):
(h)    Shirley Penns Minimum Volume Commitment.

(i)
For each Quarter during the Shirley Penns MVC Period, if at the end of any such Quarter, (A) the Quarterly Shirley Penns Gas Volume Commitment for such Quarter exceeds the Adjusted Quarterly Shirley Penns Gas Volume Deliveries for such Quarter (the amount of such excess, if any, the “Shirley Penns Quarterly Gas Deficiency” for such Quarter) and (B) aggregate Quarterly Shirley Penns Gas Volume Commitments for such Quarter and all prior Quarters since January 1, 2018 exceed the aggregate Adjusted Quarterly Shirley Penns Gas Volume Deliveries for such Quarter and all prior Quarters since January 1, 2018 (the amount of such excess, if any, the “Shirley Penns Cumulative Gas Deficiency” for such Quarter), Producer shall pay Gatherer an amount (the “Shirley Penns Gas Deficiency Payment” for such Quarter) equal to the product of (A) the lesser of the Shirley Penns Quarterly Gas Deficiency for such Quarter and the Shirley Penns Cumulative Gas Deficiency as of such Quarter and (B) the Gas Gathering Fee applicable during such Quarter for Gas Services provided for Dedicated Gas on the Shirley Penns System.

(ii)
Notwithstanding anything to the contrary herein, at the end of any Quarter during the Shirley Penns MVC Period, in the event that (A) there is a positive balance in the Shirley Penns Gas Deficiency Payment Bank and (B) the Adjusted Quarterly Shirley Penns Gas Volume Deliveries for such Quarter exceed the Quarterly Shirley Penns Gas Volume Commitment for such Quarter (the amount of such excess, if any, the “Shirley Penns Gas Surplus” for such Quarter), Producer shall be entitled to credit against amounts otherwise payable by Producer hereunder for each of the three Months after such Quarter an amount, in the aggregate, equal to the Shirley Penns Credit for such Month.

6.	Fee Adjustments for Failure to Provide Shirley Penns Pressure Service. Section 5.2(c) of the Original Agreement shall be replaced in its entirety with the following:
(c)    This Section 5.2(c) applies only to Dedicated Gas produced from Wells connected to Receipt Points with respect to which Gatherer is providing (or is obligated to provide) Existing Pressure Service, Tier 1 Pressure Service, Tier 2 Pressure Service or Shirley Penns Pressure Service pursuant to the provisions of this Agreement (all such Dedicated Gas herein the “Compression Obligation Gas”). After the first Day upon which Gatherer is obligated to provide such Compression Services for Compression Obligation Gas received at the applicable Receipt Point receiving such Compression Obligation Gas (the “Compression Obligation Receipt Point”), if during any Day, the Average Pressure exceeds the Existing Required Pressure at a Compression Obligation Receipt Point for which Gatherer is providing Existing Pressure Service, six hundred (600) Psig at a Compression Obligation Receipt Point for which Gatherer is providing Tier 1 Pressure Service, three hundred (300) Psig at a Compression Obligation Receipt Point for which Gatherer is providing Tier 2 Pressure Service or the Average Pressure exceeds the applicable Shirley Penns Required Pressure at a Compression Obligation Receipt Point for which Gatherer is providing Shirley Penns Pressure Service (the “Target Pressure”), then (i) the applicable Gas Gathering Fee for Compression Obligation Gas received at such Compression Obligation Receipt Point shall be reduced for such Day based on the calculation of the Pressure Overage Percentage, as set forth in Exhibit I, and (ii) the applicable Compression Fee for Compression Obligation Gas received at such Compression Obligation Receipt Point shall be $0. The Gas Gathering Fee and Compression Fee reduction under this Section 5.2(c) constitutes the sole and exclusive remedy available to Shipper with respect to any failure by Gatherer to (i) cause the Average Pressure at any Compression Obligation Receipt Point to not exceed the Target Pressure for such Receipt Point, except as otherwise provided in Section 16.21, or (ii) commence the applicable Tier 1 Pressure Service or Tier 2 Pressure Service by the applicable Target Compression Date, except as otherwise provided in Section 16.21.

7.	Shirley Penns Pressure Requirements.
(a)    Section 6.4(a) of the Original Agreement shall be replaced in its entirety with the following:
(a)    Except for Execution Date Compression Receipt Points and Receipt Points on the McQuay System, on the Wadestown System and on the Shirley Penns System for which Gatherer is obligated hereunder to provide Compression Services, Gatherer shall receive Gas at each Receipt Point on each Individual System at Free Flow Pressure.
(b)    The following text shall be inserted immediately after Section 6.4(k) in the Original Agreement as Section 6.4(l):

(l)
Shirley Penns Pressure Requirements. Notwithstanding anything to the contrary herein, unless Gatherer is otherwise obligated to provide Tier 1 Pressure Service or Tier 2 Pressure Service, as applicable, at any Receipt Point on the Shirley Penns System, Gatherer shall provide Shirley Penns Pressure Service for the Receipt Points on the Shirley Penns System.

8.	Replacement of Exhibit B-13(a) (Shirley Penns Map). Exhibit B-13(a) to the Original Agreement shall be replaced in its entirety with Exhibit B-13(a) attached hereto.

9.	Replacement of Exhibit B-13(b) (Shirley Penns Fees). Exhibit B-13(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-13(b) attached hereto.

10.	Addition of Exhibit B-13(c) (Shirley Penns Minimum Commitment Daily Volumes). Exhibit B-13(c) attached hereto shall be added to the Original Agreement.

11.	Replacement of Exhibit M (Initial Well Development Schedule). Exhibit M to the Original Agreement shall be replaced in its entirety with Exhibit M attached hereto.

12.	Replacement of Exhibit P (Compression Curves for Certain Systems). Exhibit P to the Original Agreement shall be replaced in its entirety with Exhibit P attached hereto.

13.	Replacement of Exhibit R-1 (DevCo I Area). Exhibit R-1 to the Original Agreement shall be replaced in its entirety with Exhibit R-1 attached hereto.

14.	Replacement of Exhibit R-3 (DevCo III Area). Exhibit R-3 to the Original Agreement shall be replaced in its entirety with Exhibit R-3 attached hereto.

15.	Original Agreement. Except as modified herein, the Original Agreement remains in full force and effect in accordance with its terms.

16.
Incorporation of Certain Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement. Sections 10.1 and 16.7 of the Original Agreement are incorporated by reference herein, mutatis mutandis.

[signature page follows]

Execution Version

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to be effective as of the Execution Date.
“Gatherer”

CNX MIDSTREAM DEVCO I LP

By: CNX Midstream DevCo I GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM DEVCO II LP

By: CNX Midstream DevCo II GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM DEVCO III LP

By: CNX Midstream DevCo III GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM OPERATING COMPANY, LLC

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

Signature Page to First Amendment to

    Second Amended and Restated Gathering Agreement

“Shipper”

CNX GAS COMPANY LLC

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Senior Vice President and Chief Financial Officer

EXHIBIT A.

Signature Page to First Amendment to

    Second Amended and Restated Gathering Agreement

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-13(a)
SHIRLEY PENNS MAP
EXHIBIT B.    See attached.

Exhibit B-13(a)

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-13(b)
SHIRLEY PENNS FEES
EXHIBIT C.    See attached.

Exhibit B-13(b)

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-13(c)
SHIRLEY PENNS MINIMUM COMMITMENT DAILY VOLUMES
EXHIBIT D.    See attached.

Exhibit B-13(c)

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT M
INITIAL WELL DEVELOPMENT SCHEDULE
EXHIBIT E.    See attached.

Exhibit M-1

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT P
COMPRESSION CURVES FOR CERTAIN SYSTEMS
See attached.

Exhibit P-1

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT R-1
DEVCO I AREA
See attached.

Exhibit R-1

Execution Version

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT R-3
DEVCO III AREA
See attached.

Exhibit R-3